UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2010

XCORPOREAL, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33874	75-2242792
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 Empire Drive, Lake Forest, CA 92630
(Address of principal executive offices) (Zip Code)

(949) 600-4640
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01             Entry into a Material Definitive Agreement

Asset Purchase Agreement Amendment No. 2

On March 19, 2010, Xcorporeal, Inc. (the “Company”), a Delaware corporation, Xcorporeal Operations, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Operations”), National Quality Care, Inc., a Delaware corporation (“NQCI”, and collectively with the Company and Operations, the “Sellers”), and Fresenius USA, Inc. (the “Purchaser”), a Massachusetts corporation and a wholly owned subsidiary of Fresenius Medical Care Holdings, Inc., entered into Amendment No. 2 (the “Amendment”) to the Asset Purchase Agreement, dated December 14, 2009 and amended February 8, 2010 (the “APA”), by and among the Sellers and the Purchaser.  The Amendment provides that the consent of Technion Research and Development Foundation and certain other parties would not be required deliverables for purposes of consummating the transactions contemplated by the APA.

The Amendment is attached as Exhibit 10.1 to this Current Report on Form 8-K.  A copy of the APA was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on December 18, 2009 and a copy of Amendment No. 1 to the APA was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 12, 2010.  The summary of the terms of the Amendment and the APA herein is qualified in its entirety by reference to the complete text of the Amendment and the APA and the Amendment and the APA are incorporated by reference herein.

Liquidating Trust Agreement

On March 25, 2010, the Company, Operations, and XCRLT, LLC, a Delaware limited liability company, as Trustee, the sole member of which is Kelly J. McCrann, the Company’s Chairman and CEO, entered into a Liquidating Trust Agreement (the "Liquidating Trust Agreement") in connection with the formation of the Xcorporeal, Inc. Liquidating Trust (the "Liquidating Trust").  The Liquidating Trust Agreement was executed and the Liquidating Trust was formed for the purpose of completing the liquidation and dissolution of the Company.  In accordance with the Company’s Plan of Liquidation and Operations’ Plan of Liquidation (each term as defined below), the Company and Operations transferred all of their assets remaining after the consummation of the transactions contemplated by the APA, including rights to certain payments under the APA (the “Remaining Assets”), and all of its liabilities and obligations not satisfied prior to its dissolution  (the “Remaining Liabilities”), to the Liquidating Trust to be held, administered and distributed by the Trustee (as defined below) in accordance with the provisions of the Liquidating Trust Agreement for the benefit of the Company’s stockholders.

XCRLT, LLC will serve as the Trustee (the "Trustee") of the Liquidating Trust.  The Trustee will receive ten percent of the aggregate Royalty Payments (as defined in the APA) up to $10,000,000 received by the Liquidating Trust pursuant to the terms of the APA, and five percent of the aggregate distributions to Beneficiaries (as defined in the Liquidating Trust Agreement) in excess of $10,000,000 received by the Liquidating Trust pursuant to the terms of the APA.

The existence of the Liquidating Trust will terminate upon the earliest of: (i) such time as termination is required by the applicable laws of the State of Delaware; (ii) the final distribution of all the Trust Assets (as defined in the Liquidating Trust Agreement) pursuant to Section 5.9 of the Liquidating Trust Agreement; and (iii) the expiration of a period of three years from March 25, 2010; provided that the Trustee, in its discretion, may extend the termination of the Liquidating Trust pursuant to subparagraph (iii) to such later date as it may designate, if it determines that an extension is reasonably necessary to fulfill the purpose of the Trust, and, prior to such extension, the Trustee shall have requested and received no-action assurance from the SEC regarding the registration and reporting requirements of the Liquidating Trust under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and any other applicable Federal securities act.

The Liquidating Trust Agreement is attached as Exhibit 10.2 to this Current Report on Form 8-K.  The summary of the terms of the Liquidating Trust Agreement is qualified in its entirety by reference to the complete text of the Liquidating Trust Agreement and the Liquidating Trust Agreement is incorporated by reference herein.

Assignment and Assumption of Liabilities and Assets Agreement

In addition to the Liquidating Trust Agreement, the Company entered into that certain Assignment and Assumption of Liabilities and Assets Agreement, dated as of March 25, 2010 (the “Assignment and Assumption Agreement”), by and among the Company, Operations, and the Liquidating Trust, pursuant to which the Company and Operations transferred the Remaining Assets and Remaining Liabilities to the Liquidating Trust as provided for under the Liquidating Trust Agreement.

The Assignment and Assumption Agreement is attached as Exhibit 10.3 to this Current Report on Form 8-K.  The summary of the terms of the Assignment and Assumption Agreement is qualified in its entirety by reference to the complete text of the Assignment and Assumption Agreement and the Assignment and Assumption Agreement is incorporated by reference herein.

Item 2.01             Completion of Acquisition or Disposition of Assets

Asset Purchase Agreement

On December 14, 2009, the Company entered into the APA, by and among the Sellers and the Purchaser, for the sale of substantially all of the assets of the Sellers to the Purchaser for an aggregate cash purchase price of $8,000,000 and certain Royalty Payments (as defined in the APA).

On March 19, 2010, the Company completed the transactions contemplated by the APA and transferred substantially all of its assets to the Purchaser.  The Company’s net aggregate cash proceeds from the sale of substantially all of its assets will be an aggregate amount equal to $2,300,000 (including the exclusivity fee previously paid by Purchaser to the Company) payable on the following dates: exclusivity fee in the amount of $200,000 previously paid to the Company; $1,650,000 paid on March 19, 2010; $375,000 on April 1, 2010; and $75,000 on April 1, 2011.  In addition, as provided under the APA, the Company is entitled to receive Royalty Payments pursuant to the terms of the APA.

Plan of Liquidation and Dissolution

On February 4, 2010, the Board of Directors of the Company adopted the Plan of Liquidation and Dissolution of Xcorporeal, Inc. (the “Plan of Liquidation”), subject to the approval of the stockholders of the Company and the consummation of the transactions contemplated by the APA, to accomplish the dissolution of the Company in accordance with Section 275 and other applicable provisions of the General Corporation Law of the State of Delaware (the “DGCL”).  On March 15, 2010, the stockholders of the Company approved the APA, the Liquidating Trust Agreement and the Plan of Liquidation, and on March 19, 2010, the transactions contemplated by the APA were consummated.  On March 12, 2010, the Board of Directors of Operations and the Company as the sole stockholder of Operations adopted the Plan of Liquidation of Xcorporeal Operations, Inc. (the “Operations Plan of Liquidation”), subject to the consummation of the transactions contemplated by the APA, to accomplish the dissolution of Operations in accordance with Section 275 and other applicable provisions of the DGCL.  On March 25, 2010, (i) the Company and Operations each filed a Certificate of Dissolution with the Secretary of State of Delaware; (ii) the Company’s stock transfer books were closed as of the close of business and (iii) in accordance with the Company’s Plan of Liquidation, Operations Plan of Liquidation and the Liquidating Trust Agreement, which were previously approved by the Company’s stockholders and Operations’ sole stockholder, as applicable, the Company and Operations transferred the Remaining Assets and Remaining Liabilities to the Liquidating Trust.

The Company and Operations will begin the process of liquidating and dissolving in accordance with applicable Delaware law.  The Company will file a Certificate and Notice of Termination of Registration on Form 15 with the SEC for the purpose of deregistering its securities under the Exchange Act.  As a result, the Company will no longer be a public reporting company and its securities will cease trading on the Pink Sheets Electronic OTC Market.

The Plan of Liquidation was attached as Exhibit B to the Company’s Definitive Proxy Statement, as filed with the SEC on February 16, 2010 (the “Proxy Statement”).  The Operations Plan of Liquidation is attached as Exhibit 2.1 to this Current Report on Form 8-K.  The summary of the terms of the Plan of Liquidation and Operations Plan of Liquidation is qualified in its entirety by reference to the complete text of the Plan of Liquidation as attached to the Company’s Proxy Statement and the Operations Plan of Liquidation attached herein, and the Plan of Liquidation and Operations Plan of Liquidation are incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

2.1	Plan of Liquidation and Dissolution of Xcorporeal Operations, Inc.

10.1	Amendment No. 2, dated as of March 19, 2010, to Asset Purchase Agreement, dated as of December 14, 2009 and amended on February 8, 2010.

10.2	Liquidating Trust Agreement, dated as of March 25, 2010, by and among the Xcorporeal, Inc., Xcorporeal Operations, Inc., and XCRLT, LLC, as Trustee.

10.3	Assignment and Assumption of Liabilities and Assets Agreement, dated as of March 25, 2010, by and among Xcorporeal, Inc., Xcorporeal Operations, Inc., and Xcorporeal, Inc. Liquidating Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XCORPOREAL, INC.

Date: March 25, 2010	By:	/s/ Robert Weinstein
Robert Weinstein
Chief Financial Officer